UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
 (Amendment No. ___ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Value Line Aggressive Income Trust
Value Line Asset Allocation Fund, Inc.
Value Line U.S. Government Money Market Fund, Inc.
Value Line Centurion Fund, Inc.
Value Line Convertible Fund, Inc.
Value Line Emerging Opportunities Fund, Inc.
The Value Line Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Larger Companies Fund, Inc.
Value Line New York Tax Exempt Trust
Value Line Premier Growth Fund, Inc.
Value Line Strategic Asset Management Trust
The Value Line Tax Exempt Fund, Inc.
Value Line U.S. Government Securities Fund, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Value Line Aggressive Income Trust
Value Line Asset Allocation Fund, Inc.
Value Line U.S. Government Money Market Fund, Inc.
Value Line Centurion Fund, Inc.
Value Line Convertible Fund, Inc.
Value Line Emerging Opportunities Fund, Inc.
The Value Line Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Larger Companies Fund, Inc.
Value Line New York Tax Exempt Trust
Value Line Premier Growth Fund, Inc.
Value Line Strategic Asset Management Trust
The Value Line Tax Exempt Fund, Inc.
Value Line U.S. Government Securities Fund, Inc.

220 East 42nd Street
New York, New York 10017-5891

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 15, 2010

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of the investment companies set forth above (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 399 Park Avenue, New York, New York 10022 on October 15, 2010 at 2:00 p.m. (Eastern Time).

The Meeting is being called to consider and act upon the following proposals for each Fund and to transact such other business as may properly come before the Meeting:

1.           To elect three nominees for Directors, as named in the Proxy Statement, of each Fund, each of whom will serve until he or she resigns, is removed, dies or becomes incapacitated.

2.	To approve a new investment advisory agreement between each Fund and EULAV Asset Management.

The close of business on August ●, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.  YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.  NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

THE BOARD (INCLUDING ALL OF THE INDEPENDENT DIRECTORS) OF EACH FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

This is a Joint Notice and Proxy Statement for the Funds. The shares you own in a particular Fund may only be voted with respect to that Fund.  If you own shares in more than one of the Funds listed, please vote with respect to each such Fund.

If you have any questions regarding the proposals or need assistance in completing your proxy cards or casting your vote by the live operator, the touchtone phone process or via the Internet, please call [___________], a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at [____________] (toll-free).  Representatives are available Monday through Friday, [___] a.m.- [___] p.m. (Eastern Time), and Saturday, [___] a.m. - [___] p.m. (Eastern Time).

Important Notice Regarding the Availability of Proxy Materials for the Meeting: This Notice of Special Meeting of Shareholders, the Proxy Statement and the forms of proxy cards are available on the Internet at www.[__________].  On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Boards of Directors,

Howard A. Brecher Secretary

August   , 2010

PROXY STATEMENT

Value Line Aggressive Income Trust
Value Line Asset Allocation Fund, Inc.
Value Line U.S. Government Money Market Fund, Inc.
Value Line Centurion Fund, Inc.
Value Line Convertible Fund, Inc.
Value Line Emerging Opportunities Fund, Inc.
The Value Line Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Larger Companies Fund, Inc.
Value Line New York Tax Exempt Trust
Value Line Premier Growth Fund, Inc.
Value Line Strategic Asset Management Trust
The Value Line Tax Exempt Fund, Inc.
Value Line U.S. Government Securities Fund, Inc.

220 East 42nd Street
New York, New York 10017-5891

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement contains the information that you should know before voting on the proposals summarized below.  If you attend the special meeting of shareholders (the “Meeting”) of Value Line Mutual Funds listed above (each, a “Fund” and collectively, the “Funds”) to which this Proxy Statement relates, you may vote your shares in person.  This is a Joint Proxy Statement for the Funds.  The shares you own in a particular Fund may only be voted with respect to that Fund.  If you own shares in more than one Fund, please vote with respect to each such Fund.  Even if you do not attend the Meeting, you may vote by proxy in one of the following three simple ways:

Internet – Simply log on to the website address located on your Proxy Card. You will need the control number and check digit found on the Proxy Card at the time you execute your vote.

Touchtone Phone – Simply dial the toll-free number on the enclosed Proxy Card and follow the automated instructions. Please have the Proxy Card available at the time of the call.

Mail – Simply sign, date, and complete the reverse side of the Proxy Card and return it in the postage-paid envelope provided.

The Board plans to begin sending this Proxy Statement, the attached notice of the Meeting and the enclosed Proxy Card on or about August   , 2010 to all shareholders entitled to vote.

Your vote is very important.  If many shareholders choose not to vote, a Fund may not receive enough votes to reach a quorum in order to conduct the Meeting for that Fund. Whether or not you plan to attend the Meeting in person, please mark, sign, date, and return the enclosed Proxy Card in the enclosed postage-paid envelope or vote by touchtone phone or via the Internet today.

Photographic identification will be required for admission to the Meeting.

Each Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any shareholder upon request.  Shareholders who want to obtain a copy of their Fund’s report (excluding Value Line Strategic Asset Management Trust and Value Line Centurion Fund, Inc.) should call 1-800-243-2729 (toll-free), write to the Fund at the above address or visit the Funds’ website, www.vlfunds.com, and click on Annual Reports.  Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.  For annual and semi-annual reports for Value Line Strategic Asset Management Trust and Value Line Centurion Fund, Inc., please call The Guardian Insurance & Annuity Company, Inc. at 800-221-3253 or visit online at www.guardianinvestor.com/public/products/prospectus.aspx,  then click on Underlying Funds and then click on EULAV.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an annual report, semi-annual report or this Proxy Statement, shareholders should contact the applicable Fund at the address and phone number set forth above.

Introduction

This Proxy Statement is being furnished to shareholders of each Fund in connection with the solicitation of proxies by each Fund’s Board of Directors (collectively, the “Board”) for the Meeting to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 399 Park Avenue, New York, New York 10022 on October 15, 2010, at 2:00 p.m. (Eastern Time).

Each Fund is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

PROPOSALS

The following table summarizes the proposals to be presented at the Meeting and the Funds to which they apply:

PROPOSAL	FUNDS	PAGE NUMBER
(1) Elect three nominees for Directors of the Funds, as named in this Proxy Statement, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated.	All Funds	[__]
(2) Approve a new investment advisory agreement between each Fund and EULAV Asset Management (“EULAV” or “Adviser”).	All Funds	[__]

The proposals are being submitted to a vote of shareholders in light of the intention by Value Line, Inc. (“VLI”), the parent company of the Adviser and EULAV Securities, Inc., the Funds’ principal underwriter (the “Distributor” or “ESI”), to restructure the ownership and control of the Adviser and the Distributor as more fully described below in this Proxy Statement under “Description of the Restructuring” (the “Restructuring”) under the heading “Proposal 2: Approval of New Investment Advisory Agreement Between each Fund and EULAV Asset Management.”

A new investment advisory agreement between the Adviser and each Fund (the “New Investment Advisory Agreement”) is being proposed because each Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”) will terminate upon the closing of the Restructuring (the “Closing”).  The Restructuring will result in a change of control of the Adviser and, as a result, the Current Investment Advisory Agreements will automatically terminate.  Consequently, each Fund’s new investment advisory agreement, which must be approved by that Fund’s shareholders, will be necessary in order for the investment management of each Fund to continue uninterrupted after the Closing.

Under the New Investment Advisory Agreements, the services to be provided by the Adviser after the Closing and the rates at which fees are to be paid by each Fund are the same as under the Current Investment Advisory Agreements.  In addition, the other terms of the New Investment Advisory Agreement are the same as the Current Investment Advisory Agreements, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

As described in greater detail under the heading “Proposal 1:  Election of Directors” below in this Proxy Statement, the Board also recommends that each Fund’s shareholders elect three persons, Ms. Joyce Heinzerling and Messrs. Mitchell E. Appel and Daniel S. Vandivort, to serve as directors.  Each of Ms. Heinzerling and Mr. Vandivort are currently serving as directors who are not “interested persons” (within the meaning of the 1940 Act) (“Independent Directors”) of each Fund and were previously appointed by the Board in accordance with the requirements of the 1940 Act.  Mr. Appel is the President of the Adviser and the Funds but is not currently serving as a director of the Funds.

No business other than the Investment Advisory Proposal and Director Election Proposal may properly be presented for consideration at the Meeting.  If any other procedural matter relating to the proposals at the Meeting is properly presented at the Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their discretion.

THE BOARD (INCLUDING ALL OF THE INDEPENDENT DIRECTORS) RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Each shareholder is entitled to one vote for each share (and a fractional vote for each fractional share) outstanding in such shareholder’s name on the books of each Fund on August ●, 2010 (the “Record Date”).  Shareholders who owned shares of any Fund at the close of business on the Record Date are entitled to vote on all of their Fund’s business at the Meeting and any adjournment thereof.

The following table sets forth the number of shares outstanding as of the Record Date for each Fund:

FUND	SHARES OUTSTANDING AS OF THE RECORD DATE
Value Line Aggressive Income Trust	[_________]
Value Line Asset Allocation Fund, Inc.	[_________]
Value Line U.S. Government Money Market Fund, Inc.	[_________]
Value Line Centurion Fund, Inc.	[_________]
Value Line Convertible Fund, Inc.	[_________]
Value Line Emerging Opportunities Fund, Inc.	[_________]
The Value Line Fund, Inc.	[_________]
Value Line Income and Growth Fund, Inc.	[_________]
Value Line Larger Companies Fund, Inc.	[_________]
Value Line New York Tax Exempt Trust	[_________]
Value Line Premier Growth Fund, Inc.	[_________]
Value Line Strategic Asset Management Trust	[_________]
The Value Line Tax Exempt Fund, Inc.	[_________]
Value Line U.S. Government Securities Fund, Inc.	[_________]

It is important for you to vote on the proposals described in this Proxy Statement.  We recommend that you read this Proxy Statement in its entirety.  The explanation provided in the Proxy Statement will help you to decide on the issues.

PROPOSAL 1.  ELECTION OF DIRECTORS1

The purpose of this Proposal is to elect three nominees as Directors to the Board: Ms. Joyce E. Heinzerling and Messrs. Mitchell E. Appel and Daniel S. Vandivort (the “Nominees”).  Ms. Heinzerling and Mr. Vandivort are currently serving as Independent Directors on the Board by Board appointment in accordance with the requirements of the 1940 Act, and Mr. Vandivort is currently serving as the Board’s Chairman.  Mr. Appel, President of the Adviser and the Funds, is not currently serving on the Board.

The Board currently consists of seven Directors - Mmes. Heinzerling and Nancy-Beth Sheerr, and Messrs. Thomas T. Sarkany, Francis C. Oakley, David H. Porter, Paul Craig Roberts and Vandivort.  All of the current Directors, except for Mr. Sarkany, are Independent Directors.  Four of the current Directors - Ms. Sheerr and Messrs. Oakley, Porter, and Roberts - were previously duly elected by shareholders, while three - Ms. Heinzerling and Messrs. Sarkany and Vandivort - are serving by Board appointment in accordance with the requirements of the 1940 Act.

1 Some of the Funds are organized as Massachusetts business trusts and the other Funds are organized as Maryland corporations.  References in this Proxy Statement to “directors” include both the trustees of those Funds that are Massachusetts business trusts and directors of those Funds that are Maryland corporations.

If the Nominees are elected, Ms. Heinzerling and Mr. Vandivort will continue as Directors and Mr. Appel will become a Director.  Mr. Sarkany has stated that he will resign from the Board effective upon the election of Mr. Appel and completion of the Restructuring.  As a result, the Board will continue to consist of seven Directors - all of whom will have been elected by shareholders.  If the Nominees are elected, the Independent Directors will continue to constitute more than 75% of the Board and the Funds will continue to have an Independent Director (Mr. Vandivort) serving as their Chairperson.  A person is referred to as “Independent” if he or she is not an “interested person” (as defined in the 1940 Act) of the Fund and a person is referred to as “Interested” if he or she is an “interested person” (as so defined) of the Fund.

Each Nominee will be elected by shareholders to hold office until he or she resigns, is removed, dies, retires or becomes incapacitated.  Each Nominee has consented to being named in this Proxy Statement and has indicated his or her willingness to serve if elected.  In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies on the enclosed Proxy Card may vote for such other person as shall be designated by the Board.  The persons named as proxies on the enclosed Proxy Card intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees.

The following table sets forth each Nominee’s name, year of birth, position(s) with the Funds, principal occupation and employment during the past five years, the number of portfolios in the same “fund complex” as the Funds that the Nominee would oversee if elected, and other directorships held by the Nominee.  The address of each Nominee for purposes of Fund business is c/o Value Line Mutual Funds, 220 East 42nd Street, New York, NY 10017.

Name and Year of Birth	Position(s) with the Funds, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee(1)	Other Directorships
Independent Nominees:
Joyce E. Heinzerling (1956)	Director (since 2008).	Principal, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund), until April 2009.	14	Director, each of the Value Line Mutual Funds since 2008 (14 Funds); Trustee, Burnham Investors Trust, since 2004 (4 funds)
Daniel S. Vandivort (1954)	Director (since 2008); Chair (since 2010).	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	14	Director (since 2008) and Chairperson (since 2010), each of the Value Line Mutual Funds (14 Funds)
Interested Nominee:
Mitchell E. Appel* (1970)	President (since 2008)/Nominee	President of each of the Funds since June 2008; Chief Financial Officer of VLI since April 2008 and from September 2005 to November 2007 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.	14	Director of VLI since February 2010

(1)	In accordance with SEC rules, the number of portfolios included in this column assumes that the Nominee has been elected.

*
Mr. Appel, the President of the Adviser and each Fund, does not currently serve as a Director of any Funds.  If he becomes a Director, he will resign all of his positions with VLI and will serve as an Interested Director by virtue of his positions with the Adviser and the Distributor.  Each of Ms. Heinzerling and Mr. Vandivort currently serves as an Independent Director of each Fund.

The following table sets forth each Director’s (unless disclosed in the prior table) name, year of birth, position(s) with the Funds, principal occupation and employment during the past five years, the number of portfolios in the same “fund complex” as the Funds that the Director oversees, and other directorships held by the Director.  The address of each Director for purposes of Fund business is c/o Value Line Mutual Funds, 220 East 42nd Street, New York, NY 10017.

Name and Year of Birth	Position(s) with the Funds, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Independent Director:
Francis C. Oakley (1931)	Director (since 2000)	Professor Emeritus of History, Williams College since 2002, President Emeritus since 1994 and President, 1985–1994; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	14	**
David H. Porter (1935)	Director (since 1997).	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	14	**

Name and Year of Birth	Position(s) with the Funds, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Paul Craig Roberts (1939)	Director (since 1983).	Chairman, Institute for Political Economy.	14	**
Nancy-Beth Sheerr (1949)	Director (since 1996).	Senior Financial Advisor, Veritable, L.P. (investment advisor).	14	**

**
Each Director currently serves as an Independent Director of each Fund.  Mr. Thomas T. Sarkany currently serves as an Interested Director of each Fund by virtue of his positions with VLI, the Adviser and the Distributor.  Since he will not continue as a Director after closing of the Restructuring, which is anticipated to occur shortly after the Meeting, his information is omitted from this Proxy Statement.

Board of Directors Structure.

The Board is comprised of seven Directors, six of whom (85%) are Independent Directors.  The Board has appointed Mr. Vandivort (an Independent Director) as its Chairperson.  The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee.  The Audit  Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors.  The Valuation Committee is composed of an Independent Director and an Interested Director.  See “Committees and Board Meetings” below for a further description of the composition, duties and responsibilities of these committees.

The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure.  The Board believes that its leadership structure, including an Independent Director as the Board’s Chairperson, is appropriate in light of the asset size of the Funds, the number of Funds, and the nature of the Funds’ business, and is consistent with industry best practices.  In particular, the Board believes that having a super-majority of Independent Directors and an Independent Chairperson are appropriate and in the best interests of the Funds’ shareholders.

Risk Oversight by the Board.

As part of its responsibilities for oversight of the Funds, the Board oversees risk management of the Funds’ investment programs and business affairs.  The Board performs its oversight responsibilities as part of its Board and Committee activities.  The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.  The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Funds’ internal controls over financial reporting, the Funds’ disclosure controls and procedures and the Funds’ code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002.  The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Directors, has approved the Funds’ compliance program and appointed the Funds’ Chief Compliance Officer, who is responsible for testing the compliance procedures of the Funds and certain of their service providers.  Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Funds, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Funds’ compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

Qualifications and Experience of the Board and Nominees.

The Board believes that each Director’s and Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors and Nominees lead to the conclusion that each Director and Nominee should serve in such capacity.  Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders.  The ability of a Director and Nominee to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director or officer (in the case of Mr. Appel) of the Funds, or in various roles at public companies, private entities or other organizations; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director and Nominee that support the conclusion that each person is qualified to serve as a Director.  The charter of the Nominating/Governance Committee specifically requires the value of diversity on the Board to be considered and precludes discrimination against nominees on the basis of age, race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

Ms. Heinzerling has served as an Independent Director on the Board since 2008.  Her relevant experience includes being a principal of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family.

Dr. Oakley has served as an Independent Director on the Board since 2000.  His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Porter has served as an Independent Director on the Board since 1997.  His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Roberts has served as an Independent Director on the Board since 1983.  His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

Ms. Sheerr has served as an Independent Director on the Board since 1996.  Her relevant experience includes being a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

Mr. Vandivort has served as an Independent Director on the Board since 2008.  His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

Mr. Appel has served as President of each Fund since 2008 and Chief Financial Officer of VLI since September 2005 (excluding November 2007 – April 2008).  His relevant experience also includes being a Director of VLI, and serving in senior officer positions with other asset management companies.

Material Relationships of the Independent Director Nominees.

As of  July 31, 2010, none of the Independent Directors (including the Nominees that are Independent Directors), nor any of their “immediate family members” (as defined below), had any direct or indirect interest whether by contract, arrangement or otherwise, in any of (i) EULAV, the Funds’ current investment adviser, (ii) VLI, the Funds’ investment adviser prior to June 30, 2008, (iii) the Distributor, the Funds’ principal underwriter and distributor or (iv) any other “entity in a control relationship” (as defined below) to EULAV, VLI or the Distributor.

During the calendar years 2008 and 2009, none of the Independent Directors (including the Nominees that are Independent Directors), nor any of their immediate family members, had an interest in a transaction or a series of similar transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “Fund Related Party”):

●	a Fund
●	an officer of a Fund
●	a “related fund” (as defined below)
●	an officer of any related fund
●	EULAV, VLI or the Distributor
●	an officer of EULAV, VLI or the Distributor
●	an entity in a control relationship with EULAV, VLI, or the Distributor
●	an officer of an entity in a control relationship with EULAV, VLI or the Distributor

During the calendar years 2008 and 2009, none of the Independent Directors (including the Nominees that are Independent Directors), nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any Fund Related Party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

The “immediate family members” of any person are his or her spouse, children in the person’s household (including step and adoptive children) and any dependent of the person. An “entity in a control relationship” means any person who controls, is controlled by or is under common control with the named person.  A “related fund” is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act for which EULAV or any of its affiliates act as investment adviser.

Since the beginning of the most recently completed fiscal year of each Fund, no Nominee has purchased or sold any securities of EULAV, its parents, or their respective subsidiaries.

Committees and Board Meetings.

The Board has three standing committees – the Nominating/Governance Committee, Valuation Committee and the Audit Committee.

Nominating and Governance Committee.  The current members of the Nominating/Governance Committee are Mrs. Nancy-Beth Sheerr (Chairman), and Messrs. David H. Porter and Paul Craig Roberts, all of whom are Independent Directors.  The Nominating/Governance Committee of each Fund met three times during 2009.

The Nominating/Governance Committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix A.  The Nominating/Governance Committee is responsible for recommending to the Board persons to be nominated for election as Directors.  Pursuant to the rules under the 1940 Act, only Independent Directors may select and nominate other Independent Directors for the Funds.  The Nominating/Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating/Governance Committee deems it appropriate.  Shareholders who want to recommend nominees can contact the Nominating/Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (i) the shareholder’s name and address; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner.  The letter should be addressed to Value Line Mutual Funds Board of Directors – Nominating/Governance Committee, c/o Value Line Mutual Funds, 220 East 42nd Street, New York, New York 10017-5891.

The Nominating/Governance Committee’s charter provides for certain criteria to be used in evaluating candidates for Independent Directors.  The Nominating/Governance Committee expects that all candidates should generally have the following characteristics:

1.	The candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Funds, any adviser to the Funds, or the Funds’ principal underwriter.

2.
The candidate should have a reputation for integrity, honesty and adherence to high ethical standards. The Nominating/Governance Committee’s consideration of this criterion may be accomplished through personal knowledge of the candidate or through inquiries of other persons that know the candidate or by receipt of references.

3.
The candidate should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

4.
The candidate should be committed to understanding the Funds and the responsibilities of an Independent Director of an investment company and to regularly attending and participating in meetings of the Board and the committees on which the candidate would be a member.

5.	The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds and to act in the interests of all shareholders.

6.
The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Director.

7.	The candidate should have the ability to serve a sufficient number of years before reaching any mandatory retirement age for Directors that may be adopted by the Board.

Nominees will not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.  For each candidate, the Nominating/Governance Committee will evaluate specific experience in light of the makeup of the then-current Board.  The Nominating/Governance Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating/Governance Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Director.

In evaluating candidates, the Nominating/Governance Committee will seek to have at least one Independent Director qualify as an “audit committee financial expert,” as such term is defined by rules under the 1940 Act, and will give preference to candidates that the Nominating/Governance Committee believes would so qualify.

Any re-nomination of an existing Independent Director is not viewed as automatic, but is based on continuing qualification under the criteria set forth above.  In addition, the Nominating/Governance Committee will consider the existing Independent Director’s performance on the Board and any Board committees.

The Nominating/Governance Committee has the authority to retain and terminate any search firm or other consultant to be used to identify Independent Director candidates, including the authority to approve such firm’s or consultant’s fees and other retention terms.  The Nominating/Governance Committee is empowered to cause the Funds to pay the compensation of any search firm or other consultant engaged by the Nominating/Governance Committee.

In addition to members of the Nominating/Governance Committee, the President and other officers of the Funds, even if not members of the Nominating/Governance Committee, may be solicited for their input on candidates and to recruit candidates for the Board.  The Nominating/Governance Committee will give candidates recommended by the President and other officers of the Funds the same consideration given any other candidate.

The Nominating/Governance Committee makes nominations for the appointment or election of Independent Directors in accordance with its charter and by applying the criteria and principles set forth above.

Each Independent Director Nominee has been selected by the Nominating/Governance Committee on this basis.  Each Independent Director Nominee was selected as a candidate to be a Director by the current Independent Directors.

Valuation Committee.  The current members of the Valuation Committee are Ms. Joyce E. Heinzerling and Mr. Thomas T. Sarkany.  The Valuation Committee reviews any action taken by the Pricing Committee, which consists of certain officers and employees of the Fund and EULAV, in accordance with the valuation procedures adopted by the Board.  The Valuation Committee of each Fund met three times during 2009.

Audit Committee. The current members of the Audit Committee are Mmes. Joyce E. Heinzerling and Nancy-Beth Sheerr, and Messrs. Francis C. Oakley, David H. Porter, Paul Craig Roberts and Daniel S. Vandivort (Chairman), all of whom are Independent Directors.  The Audit Committee has determined that Mr. Vandivort is an “audit committee financial expert,” as such term is defined by the rules of the 1940 Act. The Audit Committee of each Fund met five times during 2009.

The Audit Committee operates pursuant to a written charter and is responsible for, among other things, overseeing the Funds’ accounting and financial reporting practices, reviewing the results of the annual audit of the Funds’ financial statements and interacting with the Funds’ independent registered public accountants on behalf of the full Board.

Board Meetings. The Board held four regularly scheduled meetings and one telephonic meeting during 2009.  All of the current Directors and committee members then serving attended at least 75% of the meetings of the Board or applicable committee held during 2009.  The Funds do not have a policy regarding the attendance of Directors at annual shareholder meetings.  The Directors are not expected to attend the Meeting.  In accordance with the requirements of the 1940 Act and applicable state law, the Funds did not hold an annual shareholder meeting during 2009.

Shareholder Communications with the Board.

The Board has established a process for shareholders to communicate with the Board.  Shareholders may contact the Board by mail.  Correspondence should be addressed to Value Line Mutual Funds Board of Directors, c/o Value Line Mutual Funds, 220 East 42nd Street, New York, New York 10017-5891.  A shareholder communication to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner.  All correspondence received as set forth above shall be reviewed by the Secretary of the Funds and reported to the Board.

Director and Nominee Ownership of Fund Shares.

Appendix B sets forth the dollar range of equity securities beneficially owned by each Director and Nominee individually and in the aggregate, as of July 31, 2010.  Securities that are beneficially owned, as defined under the Securities Exchange Act of 1934 (the “1934 Act”) include direct and indirect ownership of securities where the economic interest of the Director or Nominee is tied to the securities, employment ownership and securities when the Director or Nominee can exert voting power and when the Director or Nominee has authority to sell the securities.  The dollar ranges in Appendix B are in accordance with SEC requirements.

Compensation of Directors and Officers.

Appendix C sets forth the compensation received from the Funds by the Directors during 2009.  No officers receive any compensation from the Funds for their services to the Fund and the fund complex.  None of the Independent Directors, Interested Director or any Officers receive any retirement benefits or deferred compensation from any Fund or the fund complex.

Additional Executive Officers.

The following table provides information about the executive officers of the Funds.  Each executive officer is appointed by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board.  The business address of all of the executive officers of the Funds is Value Line Mutual Funds, 220 East 42nd Street, New York, New York 10017-5891.

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years
Mitchell E. Appel (1970)	President (since 2008).
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of VLI since April 2008 and from September 2005 to November 2007 and Treasurer from June 2005 to September 2005; Director of VLI since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher (1953)	Vice President and Secretary (since 2008).
Vice President and Secretary of each of the 14 Value Line Funds since 2008; Secretary of VLI until January 2010; Chief Legal Officer and Director of VLI; Acting Chairman and Acting CEO of VLI since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc., the parent company of VLI.

Michael Wagner (1950)	Chief Compliance Officer (since 2009).
Chief Compliance Officer of each of the 14 Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006-present); Director of Constellation Trust Company until 2008.

Emily D. Washington (1979)	Treasurer and Chief Financial Officer (since 2008).	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the 14 Value Line Funds since 2008; Associate Director of Mutual Fund Accounting at VLI until 2008.

Vote Necessary to Approve this Proposal 1.

If a quorum is present at the Meeting, the following votes are required for the election of the Nominees. Quorum requirements for each Fund are set out in Appendix D.

Each Fund (other than Value Line Aggressive Income Trust, Value Line Asset Allocation Fund, Inc., Value Line Emerging Opportunities Fund, Inc., Value Line New York Tax Exempt Trust and Value Line Strategic Asset Management Trust) requires a majority of the votes cast to elect the Nominees.

Value Line Aggressive Income Trust, Value Line Asset Allocation Fund, Inc., Value Line Emerging Opportunities Fund, Inc., Value Line New York Tax Exempt Trust and Value Line Strategic Asset Management require a plurality of votes cast to elect the Nominees, which means that the three Nominees that receive the greatest number of votes will be elected to fill the three Directors seats being voted upon.

There is no cumulative voting in the election of Directors.  If elected, Mr. Appel will join the Board upon the resignation of Mr. Sarkany in connection with completion of the Restructuring.  Because Ms. Heinzerling and Mr. Vandivort currently are serving as Independent Directors, they will continue to so serve regardless of whether they are elected by shareholders.

THE BOARD RECOMMENDS
A VOTE “FOR” ALL NOMINEES.

PROPOSAL 2.	APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EACH FUND AND EULAV ASSET MANAGEMENT

At the Meeting, you will be asked to vote in favor of a new investment advisory agreement between each Fund and EULAV Asset Management, the Funds’ investment adviser (“EULAV” or “EAM”).  The services to be provided by EULAV and the rates at which fees are to be paid by each Fund under its new investment advisory agreement (“New Investment Advisory Agreements”) are the same as under that Fund’s current investment advisory agreement (the “Current Investment Advisory Agreements”).  In addition, the other terms of each New Investment Advisory Agreement are identical to its corresponding Current Investment Advisory Agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.  For a further description of the New Investment Advisory Agreements and a comparison of the New Investment Advisory Agreements and the Current Investment Advisory Agreements, see “The New Investment Advisory Agreements” and “Comparison of the New Investment Advisory Agreements to the Current Investment Advisory Agreements” below.  The forms of the New Investment Advisory Agreement are also attached as Appendix E to this Proxy Statement.

VLI has told the Board that it intends to restructure its ownership and operations of EULAV and the Distributor (the “Restructuring”), as more fully described under “Description of the Restructuring” below.  Because the Restructuring involves a change of control of EULAV, it will result in the automatic termination of the Current Investment Advisory Agreements in accordance with their terms, as required by the 1940 Act.  Therefore, the shareholders of each Fund are being asked to approve the New Investment Advisory Agreements.  If so approved, the New Investment Advisory Agreements would become effective upon the consummation of the Restructuring.

Description of the Restructuring

Currently, EULAV and the Distributor are both separate wholly-owned subsidiaries of VLI, together with its publishing and licensing business.  EAM is organized as a Delaware limited liability company and ESI is organized as a New York corporation.  Structurally, this can be depicted as follows:

Under the Restructuring, VLI would contribute all the securities representing its ownership of the Distributor to EULAV, and EULAV would then be converted to a Delaware statutory trust.  EULAV’s capital structure would be revised so that VLI would own only nonvoting revenue and profits interests and five individuals would each own 20% of the voting profits interests.  The holders of the EULAV’s voting securities would have the right to elect five trustees of EULAV, who would manage the combined company consisting of EULAV and the Distributor much like a board of directors.  Day-to-day management of EULAV and the Distributor would be delegated to its senior executive, Mr. Appel.  This revised structure can be depicted as follows:

VLI’s independent directors have approved the five initial holders of EAM’s voting profit interests.  Those persons are:  Mr. Appel, Ari T. Aronowitz, Richard Berenger, David Etkind and R. Alastair Short.  It is expected that these persons will elect themselves as the five initial trustees of EULAV although there is no requirement that they do so and there is no agreement among them to do so.

Each of these shareholders will be granted voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders.  Collectively, these interests will represent 50% of the residual profit of the business, in which the share of Mr. Appel will be 45% and the others each 1.25%.  VLI will retain nonvoting profits interest representing the remaining 50% of residual profits and will have no power to vote for the election, removal or replacement of trustees.  VLI will also have an interest in nondistribution revenues of the business ranging from 41% at business levels lower than approximately 75% of current levels to as high as 55% at business levels higher than approximately 300% of current levels.  In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the current value of the business as determined by the independent directors of VLI after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially VLI) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

In connection with completion of the Restructuring, VLI will (1) grant the Adviser, the Distributor and each existing Fund a permanent right to use of the name “Value Line” so long as EULAV remains the Fund’s adviser, (2) provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalize the business with $7 million of cash and cash equivalents.

VLI will have with respect to EULAV the benefit of certain consent rights, such as selling all or a significant part of EULAV, performing material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 25%-30% of nondistribution revenues (depending on the level of such revenues and certain trustee determinations), declaring bankruptcy, making material changes in tax or accounting policies or material borrowings, and entering into related party transactions.

VLI expects that each Fund’s portfolio manager will remain as such and all or substantially all of the current employees of EULAV will remain employees after the Restructuring.

VLI’s independent directors have unanimously determined to pursue the Restructuring as the most favorable way to VLI and its shareholders for ensuring compliance with the terms of a settlement with the SEC stemming from VLI’s brokerage practices with the Funds prior to November 2004.  The VLI independent directors had the benefit of advice from independent counsel and financial advisors and reviewed several possible structures and types of transactions before unanimously approving the Restructuring.  VLI’s independent directors believe that the Restructuring will end a period of uncertainty for the Funds relating to the SEC investigation and settlement and provides favorable incentives for the management of EULAV to enhance the performance of the Funds and its business for the benefit of the Funds and their shareholders, EULAV and its management team and VLI as a passive investor in EULAV.

VLI has stated that, as a result of the Restructuring, it will no longer “control” (as that term is defined in the 1940 Act) EULAV or the Distributor.

The New Investment Advisory Agreements

Under the New Investment Advisory Agreements, EULAV will be required to provide the same advisory services to each Fund as under the Current Investment Advisory Agreements.  The rate at which the fees are to be paid by each Fund under its New Investment Advisory Agreement is identical to the rate at which the fees are currently paid by that Fund under its Current Investment Advisory Agreement.

All the terms of each Fund’s New Investment Advisory Agreement are identical to the terms of its Current Investment Advisory Agreement except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form (see “Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreement”).

Board Approvals and Considerations

The Board, including the Independent Directors, held an in-person meeting on July 20, 2010 for the purposes of considering whether it would be in the best interests of each Fund and its shareholders, to approve the New Investment Advisory Agreement between EULAV and each Fund.  At that meeting, after consideration of the factors discussed below, the Board, including a majority of the Independent Directors, approved the New Investment Advisory Agreement for each Fund as being in the best interests of the Fund and its shareholders and recommended its approval by shareholders.

In preparation for their consideration of the New Investment Advisory Agreements, the Directors received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to EULAV and the Distributor, written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the in-person Board meeting.  To assist the Board in its consideration of the New Investment Advisory Agreements, VLI provided materials and information about EULAV and the Distributor, including their history, management, investment, risk management and compliance capabilities and processes, compensation levels and financial condition and provided materials and information about the Restructuring.  In addition, the Independent Directors consulted with their independent legal counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering the New Investment Advisory Agreements, the Board, including the Independent Directors, took into account, as it deemed relevant, the fact that on March 10-11, 2010, it had performed a full annual review of the Current Investment Advisory Agreements.  At that time, the Board approved the selection of EULAV and the continuance of the Current Investment Advisory Agreements based on its review of qualitative and quantitative information provided by EULAV.  In selecting EULAV and approving the Current Investment Advisory Agreements, the Board, including the Independent Directors, advised by their independent legal counsel, considered the nature, extent and quality of services provided by EULAV, the Funds’ expenses and performance, costs of services provided to the Funds and profits realized by EULAV, economies of scale, fees and services provided for other comparable accounts by EULAV and other benefits to EULAV and/or its affiliates, all as described in the Factors Considered by the Board in Approving the Current Investment Advisory Agreements attached to this Proxy Statement as Appendix F.  The Board reconsidered these matters at its July 20, 2010 meeting.

In connection with the Board’s review of the New Investment Advisory Agreements, EULAV provided the Board with information about a variety of matters.  The Board considered, among other things, the following information:

●
that EULAV has no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds for a period of two years from the date of the closing of the Restructuring;

●
that neither VLI nor EULAV expects that there will be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by EULAV, including portfolio management and compliance services, as a result of the Restructuring;

●
that it is expected that each Fund’s portfolio manager will remain unchanged as a result of the Restructuring and that all or substantially all of the current employees of EULAV will remain employees of EULAV and will continue to provide services to the Funds after the Restructuring and will no longer be employees of VLI after the Restructuring;

●
VLI’s representation to the Board regarding its belief that EULAV will have adequate resources after giving effect to the Restructuring to perform its services at a reasonable level under the New Investment Advisory Agreements, and in any event such resources will not be less than those the Adviser currently has; and

●
VLI has agreed to pay: (i) all costs of the Funds in connection with the consideration by the Board of the Restructuring; and (ii) all costs associated with the Meeting, including delivering proxy materials to shareholders and soliciting proxies.

In re-approving EULAV as adviser and approving the New Investment Advisory Agreements for the Funds, the Board, including the Independent Directors, advised by their independent legal counsel, considered the information provided and the factors described below and reached the conclusions described herein.  The Board did not identify any particular information that was all-important or controlling, and each Director who voted may have attributed different weights to the various factors discussed below.

Nature, Extent and Quality of Services Provided.  The Board noted that the terms of the New Investment Advisory Agreements are identical in all material respects to the Current Investment Advisory Agreements and considered representations by VLI and EULAV that there would be no diminution in the scope of services provided by EULAV under the New Investment Advisory Agreements as compared to the scope of services provided by EULAV under the Current Investment Advisory Agreements.  The Board also relied upon the representations by VLI regarding its belief that EULAV and the Distributor will have adequate resources after giving effect to the Restructuring to perform their respective services at a reasonable level under the New Investment Advisory Agreements and the new principal underwriting agreement between the Distributor and each Fund and in any event such resources will not be less than those currently available to the Adviser and the Distributor.  The Board also considered and viewed favorably that Mr. Appel, who is currently the Chief Executive Officer of EULAV, would continue in that position after the Restructuring and would be responsible for the day-to-day management of EULAV.  The Board also considered EULAV’s compliance programs and their compliance resources.  The Board viewed favorably the increased emphasis being placed by EULAV on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Funds, such as a more robust website.  The Board also reviewed the services provided by EULAV and its affiliates in supervising third party service providers.

The Board discussed EULAV’s current financial condition and its anticipated financial condition after the completion of the Restructuring.  The Board discussed EULAV’s current ownership and management structure and expected ownership and management structure after the completion of the Restructuring.

Based on the discussions held and the materials presented at the July 20, 2010 Board meeting, and in significant reliance on VLI’s and EULAV’s representations, the Board determined that the Restructuring would not likely cause an adverse change in the nature, extent and quality of the services to be provided by EULAV under the New Investment Advisory Agreements compared with the services provided by EULAV under the Current Investment Advisory Agreements and that the Board believes that the quality of such services will continue to be appropriate.

The Funds’ Expenses and Performance.  The Board took into account that the fee rate for each Fund under its New Investment Advisory Agreement is identical to the fee rate under its Current Investment Advisory Agreement.  Further, the Board noted that representatives of VLI and EULAV had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect for the Funds for a period of two years.  EULAV advised that, in connection with the Restructuring, it will enter into contractual advisory fee waivers for each Fund currently subject to such a waiver on the same terms as the current contractual advisory fee waivers, all of which would otherwise terminate at the consummation of the Restructuring.  In addition, there will not be any increase in the Funds’ expense structures as a result of the Restructuring.

Costs of Services Provided to the Funds and Profits Realized by EULAV.  In evaluating the costs of the services to be provided by EULAV under the New Investment Advisory Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Restructuring.  The Board noted that the New Investment Advisory Agreements are substantially identical to the Current Investment Advisory Agreements, including the fact that the fee rates under the agreements are identical and that representatives of VLI and EULAV represented that there is no present intention due to the Restructuring to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect as described above.  The Board considered the level of profitability of EULAV and its affiliates with respect to each Fund individually and in the aggregate for all the Funds, including the impact of certain actions taken during prior years.  These actions included EULAV’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, EULAV’s termination of the use of soft dollar research, and the cessation of trading through the Distributor.  The Board concluded that the profitability of the Adviser and its affiliates with respect to each Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Economies of Scale.  The Board noted that for certain Funds, EULAV contractually agreed to waive a portion of its advisory fee.  The Board noted that, given the current and anticipated size of many of the Funds, any perceived and potential economies of scale were not yet a significant consideration for the Funds and the addition of break points was determined not to be necessary at this time.

The Board determined that changes to the fee structure were not currently necessary.  For more information about the fees paid by the Funds, please see Appendices G and H, which list the rate of compensation described in each Fund’s Current Investment Advisory Agreement and New Investment Advisory Agreement, and the amount of advisory fees paid to EULAV for each Fund’s most recent fiscal year.  It was noted that it was not possible to evaluate how the Restructuring would create opportunities for additional economies of scale, but the Board did not expect economies of scale to be significant given the size of the Funds.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by EULAV.  EULAV informed the Board that it manages non-mutual fund asset management accounts that have similar objectives and policies to certain of the Funds, but are not generally comparable for a number of reasons (including different services provided).  The Board determined that the investment advisory fee rates charged to the Funds do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory fee rates are fair and reasonable.

Other Benefits to EULAV.  The Board also considered the character and amount of other direct and incidental benefits received by EULAV and its affiliates from their association with the Funds.  The Board concluded that potential “fall-out” benefits that EULAV and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions.  The Board examined the totality of the information it was provided at the July 20, 2010 Board meeting, and information it received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling.  Based on this analysis, the Board determined that the New Investment Advisory Agreements, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Funds and their shareholders to approve the New Investment Advisory Agreements.

The Board also approved an interim investment advisory agreement for each Fund with EULAV (each, an “Interim Investment Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act to take effect upon closing of the Restructuring in the event that shareholder approval of that Fund’s New Investment Advisory Agreement has not yet been obtained.  In reliance on Rule 15a-4, the Interim Investment Advisory Agreement will allow EULAV to continue performing advisory services with respect to a Fund for a maximum of 150 days after the Closing of the Restructuring, while such Fund continues to seek shareholder approval of its New Investment Advisory Agreement.  Compensation earned by EULAV under each Interim Investment Advisory Agreement will be held in an interest-bearing escrow account pending shareholder approval of the New Investment Advisory Agreement.  If shareholders of a Fund approve the New Investment Advisory Agreement within the 150 day-period, the amount held in the escrow account, including interest, will be paid to EULAV.  If shareholders of a Fund do not approve that Fund’s New Investment Advisory Agreement, EULAV will be paid the lesser of the costs incurred in performing services under the Interim Investment Advisory Agreement or the total amount in the escrow account, including interest earned.  Shareholder approval of the Interim Investment Advisory Agreements is not required by the 1940 Act and is not being sought.  The terms of each Fund’s Interim Investment Advisory Agreement, and the fee rates paid thereunder, are identical in all material respects to the Current Investment Advisory Agreements and the New Investment Advisory Agreement, except for the fee escrow, termination provisions and the time periods covered by the agreements.  In its approval of the Interim Investment Advisory Agreement, the Board considered substantially the same factors and drew substantially the same conclusions as those described in connection with the approval of the New Investment Advisory Agreements (see “Board Approvals and Considerations” above).

If, 150 days after the closing of the Restructuring, a Fund’s shareholders still have not approved its New Investment Advisory Agreement, the Board would be required to take such actions as it deems to be in the best interests of such Fund and its shareholders.  Such actions may include negotiating a new investment advisory agreement with an advisory organization selected by such Board, the re-solicitation of shareholders, or making other arrangements.

Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements

Set forth below is a more detailed description of the terms of the New Investment Advisory Agreements and a comparison to the terms of the Current Investment Advisory Agreements.  Copies of the forms of the New Investment Advisory Agreements are attached to this Proxy Statement as Appendix E and you should refer to Appendix E for the complete terms of the New Investment Advisory Agreement.  Two of the Funds, Value Line Asset Allocation Fund, Inc. and Value Line Emerging Opportunities Fund, Inc., utilize investment advisory agreements that are slightly different as compared to the other 12 Funds.  The investment advisory agreements for Value Line Asset Allocation Fund, Inc. and Value Line Emerging Opportunities Fund, Inc. require those funds to pay their own fund accounting expenses, while EULAV is required to bear such expenses for the other 12 Funds.  Each New Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement it is replacing.

Investment Advisory Services.  The investment advisory services required to be provided by EULAV to each Fund under the New Investment Advisory Agreements are the same as the services provided by EULAV to the Funds under the Current Investment Advisory Agreements.  Both the Current Investment Advisory Agreements and the New Investment Advisory Agreements require that EULAV (1) provide the Funds with such investment research, data advice and, supervision as EULAV from time to time considers necessary for proper supervision of the Funds; (2) act as manager and investment adviser of the Funds and, as such, furnish continuously an investment program and determine from time to time what securities shall be purchased or sold by the Funds, and what portion of the assets of the Funds shall be held uninvested.

Advisory Fee Rates.  Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements, the Funds have agreed to pay EULAV a fee on a monthly basis at an annual rate based on the average daily value of the applicable Fund’s net assets during the preceding month.  The proposed fee rates under the New Investment Advisory Agreements are identical to the fee rates payable to EULAV under the Current Investment Advisory Agreements with respect to all Funds, and the same contractual fee waivers will apply to the New Investment Advisory Agreements.  The fee rate for each Fund under its Current Investment Advisory Agreement and its New Investment Advisory Agreement is set forth in Appendix G.

In connection with the Current Investment Advisory Agreements, EULAV has contractually agreed to waive a portion of its advisory fees for certain Funds, as indicated in Appendix G, and these contractual waivers will terminate upon the closing of the Restructuring.  EULAV has agreed to enter into new contractual waivers with the same effectiveness and otherwise identical terms at the same time the New Investment Advisory Agreements are entered into.

Payment of Expenses.  The New Investment Advisory Agreements require EULAV to pay the costs of all administrative services, office space, equipment and administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Funds.  As noted above, Value Line Asset Allocation Fund, Inc. and Value Line Emerging Opportunities Fund, Inc. have entered into investment advisory agreements that require those Funds to pay their own fund accounting expenses; EULAV is required to pay fund accounting costs for all of the other Funds.  Each New Investment Advisory Agreement provides for the same payment of expenses by EULAV as under the Current Investment Advisory Agreement it is replacing.

Limitation on Liability.  Under the New Investment Advisory Agreements, EULAV will not be liable for any error of judgment, or mistake of law, or any loss suffered by the Funds, in connection with the matters to which the New Investment Advisory Agreements relate, except for loss resulting from willful misfeasance, bad faith or gross negligence of EULAV in the performance of its duties or from reckless disregard by EULAV of its obligations and duties under the New Investment Advisory Agreements.  Each New Investment Advisory Agreement provides for the same liability provisions as the Current Investment Advisory Agreement it is replacing.

Term, Continuance, and Termination.  The New Investment Advisory Agreements provide that they may be terminated at any time with respect to any Fund, on sixty days written notice by either party.  They also provide that they shall terminate automatically in the event of assignment as defined in the 1940 Act.  The Current Investment Advisory Agreements have the same termination terms.  Each New Investment Advisory Agreement includes an initial two year term as permitted by the 1940 Act.

Form of Agreement.  The New Investment Advisory Agreements will be separate agreements for each Fund.  The Current Investment Advisory Agreements are separate agreements for each Fund.

In connection with the Restructuring, VLI and EULAV have agreed that for a period of at least three years after the Restructuring at least 75% of the Board will be independent of VLI and EULAV and that neither of them will impose any unfair burden on any of the Funds as a result of any of the terms of the Restructuring.

Shareholder Approval

As required by the 1940 Act, to become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by (a) the vote of 67% of the Fund’s Shares present at the Meeting if more than 50% of the outstanding shares of that Fund are present, or (b) the vote of more than 50% of the outstanding shares of  that Fund, whichever is less. Approval of the Investment Advisory Proposal is contingent upon the consummation of the Restructuring.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

OTHER INFORMATION

Share Ownership of Directors and Management.

As of July 31, 2010, the percentage of shares of each Fund beneficially owned by all Directors and Nominees, each executive officer of the Funds, and by the Directors and officers of the Funds (as a group) was not more than 1% of the Funds.

Other Matters.

There have been no material legal proceeding, pending or otherwise, against any Director or Nominee during the past ten years.

There is no arrangement or understanding in connection with the New Investment Advisory Agreements with respect to the composition of the Board or EULAV or with respect to the selection or appointment of any person to any office with either the Funds or EULAV.

There are no material pending legal proceedings to which any Director or Nominee or affiliated person of such Director or Nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons.  Legal proceedings are material only to the extent that they are likely to have a material adverse effect on the Funds or the ability of EULAV to perform its contracts with the Funds.

EULAV provides investment advisory services to certain other clients that may have investment objectives and policies similar to those of the Funds.  EULAV does not provide investment advisory services to any other investment funds.

As of July 31, 2010, the shareholders identified in Appendix I were known by the Funds to own, beneficially or of record, more than 5% of any class of outstanding shares of a Fund

Investment Adviser.

EULAV serves as the investment adviser to each Fund.  The principal business address of EULAV is 220 East 42nd Street, New York, NY 10017.  EULAV is currently a wholly-owned subsidiary of VLI, a New York company also located at 220 East 42nd Street, New York, NY 10017, which in turn is a subsidiary of Arnold Bernhard & Co., Inc., a New York corporation controlled by Jean Bernhard Buttner.  VLI has stated that, after giving effect to the Restructuring, Mrs. Buttner will no longer directly or indirectly control EULAV or ESI or own any of their voting securities.  As of July 31, 2010, EULAV provided investment advisory services for approximately $2.1 billion of assets.  The name and principal occupation of directors and principal executive officers of EULAV are provided in Appendix J attached to this Proxy Statement.

Other Service Providers.

Principal Underwriter. EULAV Securities, Inc. is the principal underwriter of the Funds.  EULAV Securities, Inc.’s principal business address is 220 East 42nd Street, New York, NY 10017.

Administrator.  State Street Bank and Trust Company (“State Street”) provides certain bookkeeping, accounting and administrative services for the Funds.  State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Funds’ custodian, transfer agent and dividend-paying agent.  As custodian, State Street is responsible for safeguarding the Funds’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds’ investments.  As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund.  Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 West 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Funds as an agent for State Street.

Independent Registered Public Accountants. PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for each Fund. Representatives of PWC will not be present at the Meeting.

The Funds’ Audit Committee has established certain pre-approval policies and procedures relating to the engagement of the Funds’ independent registered public accountants to provide non-audit services to the Funds or to the Funds’ investment adviser, or the Funds’ investment adviser’s affiliates, that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds (the “Non-Audit Services Pre-Approval Policies”).

Independence of PwC. The Audit Committee has considered whether the provision of non-audit services rendered to the Funds’ investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining PwC’s independence, and has determined that the provision of these services does not compromise PwC’s independence.

Disclosure of Fees. Appendix K sets forth for each Fund’s two most recent fiscal years, the fees billed by PwC for all audit and non-audit services provided directly to the Fund and adviser affiliates. The fee information in Appendix K is presented under the following captions:

(a)          Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)          Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c)          Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d)          All Other Fees—fees for products and services provided to the Fund and adviser affiliates other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Other Business at the Meeting.

No other matter may come before the Meeting other than as stated in this Proxy Statement.  In connection with any proposal to adjourn the Meeting to permit the continued solicitation of proxies in favor of the Proposals, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed Proxy Cards.

If you do not plan to attend the Meeting in person, please complete, sign, date, and return the enclosed Proxy Cards or cast your vote by touchtone phone or via the Internet promptly.  Even if you do plan to attend the Meeting, please so note where provided and return the Proxy Cards promptly.

Future Shareholder Proposals.

Pursuant to rules adopted by the SEC under the 1934 Act, shareholders may request for inclusion in the Board’s proxy statement for future shareholder meetings certain proposals for actions which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders.  The submission of a proposal does not guarantee its inclusion in the Funds’ proxy statement and is subject to limitations under the 1934 Act.  Because the Funds do not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

Voting of Proxies.

Shares represented by properly given proxies and received by the Secretary of the Funds prior to the Meeting, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions.  If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the Nominees for Director and in favor of each of the other Proposals.  If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies on the enclosed Proxy Card.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by one of them, unless at or prior to the exercise of such proxy, the Funds receive specific written notice to the contrary from one of such persons.

A proxy purporting to be exercised by or on behalf of a shareholder will be valid unless challenged at or prior to its exercise.  The burden of proving the invalidity of the proxy will rest with the person seeking to challenge it.

Revocation of Proxies; Counting of Votes.

Any shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Funds a written notice of revocation; (ii) submitting to the Funds a subsequently dated and executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Funds of the revocation by calling the toll-free number on the Proxy Cards.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted as votes present at the Meeting for purposes of determining whether a quorum is present.  Abstentions and broker non-votes will have the effect of a vote against Proposal 2 and will not affect the vote on Proposal 1.

Quorum Requirements.

A quorum of shareholders of a Fund is necessary to hold a valid meeting for that Fund.  The quorum requirement for each Fund is set forth in Appendix D.

A quorum will exist at a Fund’s Meeting if the percentage of shareholders, as listed above, who are entitled to vote on the Record Date with respect to each Fund are present in person or by proxy.  In the event that a quorum is not present, or if a quorum is present but sufficient votes to approve a Proposal are not received, the duly appointed proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal.  In case any such adjournment is proposed, the proxies will vote for those proxies which they are entitled to vote for the Proposal in favor of adjournment, and will vote those proxies required to be voted against the Proposal against adjournment.  At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called.  A shareholder vote may be taken on one or more of the Proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.  Any such vote will be final regardless of whether the Meeting is adjourned with respect to any other Proposal.  The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund.

Solicitation of Proxies and Payment of Expenses.

This solicitation of proxies for the Meeting is being made by the Funds.  All costs associated with the Meeting, including delivering proxy materials to shareholders, soliciting proxies and conducting the Meeting will be borne by VLI.  The solicitation of proxies may include telephonic, Internet, mail or oral communication by officers and service providers of the Funds, who will not be paid for these services, and/or by [_______] (the “Proxy Solicitation Firm”), which has been retained by VLI for an estimated fee of $[_________] plus out-of-pocket expenses.

Shareholders may authorize the Proxy Solicitation Firm to execute proxies on their behalf by telephonic instruction.  Proxies that are submitted telephonically will be recorded in accordance with the procedures set forth below.  The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.  In all cases where a telephonic proxy is submitted, representatives of the Proxy Solicitation Firm are required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail.  If the information solicited matches the information provided to the Proxy Solicitation Firm by the Funds, then the representative of the Proxy Solicitation Firm will explain the process for voting, read the proposal on the Proxy Card, and ask for the shareholder’s instructions on the Proposal.

The representative of the Proxy Solicitation Firm, although he or she is permitted to answer questions about the process, is not permitted to recommend to any shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement or in any additional soliciting materials.  The Proxy Solicitation Firm will record the shareholder’s instructions on the Proxy Cards.  Within [72] hours, but in any event before the Meeting, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Proxy Solicitation Firm immediately if his or her instructions are not correctly reflected in the confirmation.  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Cards originally sent with the Proxy Statement or attend the Meeting in person.  Should shareholders require additional information regarding the proxy or replacement Proxy Cards, they may contact the Proxy Solicitation Firm [(toll-free) at [_______]. Representatives are available Monday through Friday, 9:00 a.m.-10:00 p.m. (Eastern Time)]. Any proxy given by a shareholder, whether in writing or by telephone or the Internet, is revocable until voted at the Meeting.

Persons holding shares as nominees will be reimbursed by VLI, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

By Order of the Boards of Directors,

/s/ Howard A. Brecher

Howard A. Brecher
Secretary

August , 2010

APPENDIX A

VALUE LINE FAMILY OF FUNDS

NOMINATING/GOVERNANCE COMMITTEE CHARTER

I.
Purposes of the Nominating/Governance Committee. The Nominating/Governance Committees (the “Committee”) of the Boards of Directors (the “Boards,” and each member of a Board, a “Trustee”) of the Value Line family of funds (the “Funds”) have two primary roles:  (a) nomination of the Independent Trustees (as defined in Section IV below); and (b) supervision of fund governance matters.

II.	Nomination Role. With regard to the nomination of Independent Trustees, the Committee is authorized to:

●	Identify individuals qualified to serve as Independent Trustees on the Boards;
●	Review the qualifications of any person properly identified or nominated to serve as an Independent Trustee on the Boards;
●
Recommend to the Boards and the then-current Independent Trustees: (i) the nominee(s) for appointment as Independent Trustee(s) by the Boards and the then-current Independent Trustees, and (ii) the nominee(s) for election as Independent Trustee(s) by shareholders to fill any vacancy for a position of Independent Trustee on the Boards;

●
Recommend to the Boards and the then-current Independent Trustees, the size and composition of the Boards and Board committees and determine the composition of the Boards and Board committees is as prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws and regulations and industry best practices as applicable to the Funds; and

●
Recommend to the Boards and the then-current Independent Trustees, an Independent Trustee to either serve as a “lead” Independent Trustee or as the Chairperson of the Boards, in accordance with the rules and regulations under the 1940 Act as in effect from time to time and industry best practices as applicable to the Funds.

The Committee performs these functions to assist the Boards and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the 1940 Act and the rules thereunder with respect to the selection and nomination of members of the Boards.  Nomination of any person to serve on the Boards as an Independent Trustee shall initially be acted upon by the Independent Trustees and then by the entire Boards.  Nomination of any persons to serve on the Boards other than as Independent Trustees shall be made by the Boards.

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify Independent Trustee candidates, including the authority to approve its fees and other retention terms.  The Committee is empowered to cause the Funds to pay the compensation of any search firm or other consultant engaged by the Committee.

The Committee shall make nominations for the appointment or election of Independent Trustees in accordance with this Charter and shall apply the criteria and principles set forth in the “General Guidelines for Selecting Independent Trustees” attached hereto as Annex A.

The Boards believe that shareholders as a group are best served, considering the efficient allocation of Fund and Board resources, by maintaining a policy not to consider Trustee nominations recommended by individual shareholders. Thus, it is the Boards’ policy not to consider Trustee nominations recommended by shareholders (although such persons may be considered if recommended by other persons, such as an Independent Trustee, or if the Committee deems it appropriate after considering all circumstances its members deem relevant).

In addition to members of the Committee, the President and other officers of the Funds, even if not members of the Committee, may be solicited for their input on candidates and to recruit candidates for the relevant Board.  The Committee shall give candidates recommended by the President and other officers of the Funds the same consideration given to any other candidate.

III.	Fund Governance Role. With regard to fund governance, the Committee is authorized to:

●
Monitor and evaluate industry and legal developments with respect to fund governance matters, and seek to comply with all applicable requirements, with a view to identifying and recommending to the Boards “best practices” that may be applicable to the Funds;

●
Consider and make appropriate recommendations to the Boards regarding the adoption of a retirement policy for the Trustees, and periodically review any such retirement policy and make any recommendations to the Boards with respect thereto;

●
Periodically review the role and responsibilities of any lead Independent Trustee (or, if required by Rule 0-1 under the 1940 Act, or otherwise implemented, review the role and responsibilities of the Independent Chairperson of the Boards);

●
Periodically consider and make appropriate recommendations to the Boards on the appropriate level of compensation to be paid to the Independent Trustees, members or chairpersons of committees of the Boards, any lead Independent Trustee or Chairperson of the Boards, and such other positions as the Committee considers appropriate;

●	Recommend to the Boards any new or revised policies and guidelines or revisions to this Charter regarding fund governance matters, as the Committee deems necessary;

●
Recommend to the Boards procedures for evaluating the performance of the Trustees and Board committees, including the chairpersons thereof, and, at least once annually, evaluate the performance of the Boards and the committees of the Boards, pursuant to the requirements of Rule 0-1 under the 1940 Act or other applicable requirements;

●
Consider, with the assistance of counsel to the Funds and counsel to the Independent Trustees, any issues or controversies arising as to whether or not any Trustees designated as an Independent Trustee in fact satisfies all of the criteria for such status (whether imposed by law or any such more stringent policies as may be adopted by the Boards).  This assessment may occur upon: (i) the consideration of a new Trustee, (ii) a Trustee’s joining the board of another entity, or (iii) at such other time as the Committee in its discretion may deem appropriate.  The Committee shall make recommendations to the Boards regarding the same;

●	At least once annually, evaluate the independence (pursuant to the requirements of Rule 0-1 of the 1940 Act) of counsel to the Independent Trustees; and

●	Consider other fund governance related issues or conflicts that are brought before the Committee and make recommendations to the Board, as appropriate.

IV.
Committee Operations.  The Committee shall be composed of all the members of the Boards that are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Funds (each, an “Independent Trustee”).

The Committee shall elect a Chairperson by majority vote.  When a Chairperson is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members.  The Chairperson shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.

The compensation, if any, of Committee members and its Chairperson shall be as determined from time to time by the Boards.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate.  Meetings of the Committee shall be open to all Board members; however, no member of any Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee and the Committee may hold executive sessions during which only members of the Committee are present.  An affirmative vote or consent of a majority of all the members of the Committee is required for the Committee to take action.  Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.  The Committee shall cause to be kept such records of its meetings as it shall deem appropriate.

As it deems necessary and at the Funds’ expense, the Committee is authorized to confer with, and to seek the help of, outside advisors, including without limitation, counsel to the Funds and counsel to the Independent Trustees, and officers or other employees of the Funds, as well as officers and employees of Value Line, Inc. and its affiliates.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for consideration.

IV.	Approval of Charter. This Charter and any amendments are subject to approval by the Boards.

ANNEX A to APPENDIX A

General Guidelines for Selecting Independent Trustees

I.	Application of Criteria to Prospective Independent Trustees. The Committee expects that all candidates should generally have the following characteristics:

1.	The candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Funds, any adviser to the Funds or the Funds’ principal underwriter.

2.
The candidate should have a reputation for integrity, honesty and adherence to high ethical standards.  As fiduciaries, mutual fund trustees must affirmatively consider a candidate’s reputation prior to recommending the candidate to serve as a trustee.  The Committee’s consideration of this criterion may be accomplished through personal knowledge of the candidate or through inquiries of other persons that know the candidate or by receipt of references.

3.
The candidate should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

4.
The candidate should be committed to understanding the Funds and the responsibilities of an Independent Trustee of an investment company and to regularly attending and participating in meetings of the Boards and the committees on which the candidate would be a member.

5.	The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds and to act in the interests of all shareholders.

6.
The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

7.	The candidate should have the ability to serve a sufficient number of years before reaching any mandatory retirement age for Trustees that may be adopted by the Boards.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

For each candidate, the Committee shall evaluate specific experience in light of the makeup of the then-current Boards.

The Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

In evaluating candidates, the Committee shall seek to have at least one Independent Trustee qualify as an “audit committee financial expert,” as such term is defined by rules under the 1940 Act, and the Committee shall give preference to candidates that the Committee believes would qualify as audit committee financial experts.

II.
Application of Criteria to Existing Independent Trustees.  Each existing Independent Trustee shall continue to serve in such capacity in accordance with, and subject to, the Funds’ charter documents and any policies adopted by the Boards relating thereto, including, without limitation, the Funds’ retirement policy (if any) for Trustees.  Any re-nomination of an existing Independent Trustee should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above.  In addition, the Committee shall consider the existing Independent Trustee’s performance on the Boards and any committees thereof.

APPENDIX B

This Appendix sets forth the dollar range of equity securities beneficially owned by each Director and Nominee, individually and in the aggregate, as of July 31, 2010.
	Joyce E. Heinzerling	Daniel S. Vandivort	Francis C. Oakley	David H. Porter	Paul Craig Roberts	Nancy-Beth Sheerr	Mitchell E. Appel
Value Line Aggressive Income Trust	none	none	$1-$10,000	$1-$10,000	none	$1-$10,000	none
Value Line Asset Allocation Fund, Inc.	none	none	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	none
Value Line U.S. Government Money Market Fund, Inc.	none	$1-$10,000	$1-$10,000	$1-$10,000	none	$1-$10,000	none
Value Line Centurion Fund, Inc.	none	none	none	none	none	none	none
Value Line Convertible Fund, Inc.	none	none	$1-$10,000	$1-$10,000	none	$1-$10,000	none
Value Line Emerging Opportunities Fund, Inc.	none	$1-$10,000	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
The Value Line Fund, Inc.	none	none	$1-$10,000	$1-$10,000	none	$1-$10,000	$1-$10,000
Value Line Income and Growth Fund, Inc.	none	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Value Line Larger Companies Fund, Inc.	none	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Value Line New York Tax Exempt Trust	none	none	none	$1-$10,000	none	none	none
Value Line Premier Growth Fund, Inc.	none	none	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Value Line Strategic Asset Management Trust	none	none	none	none	none	none	none
The Value Line Tax Exempt Fund, Inc.	none	$1-$10,000	$1-$10,000	$1-$10,000	none	$1-$10,000	none
Value Line U.S. Government Securities Fund, Inc.	none	none	$1-$10,000	$1-$10,000	none	$1-$10,000	none
Aggregate Dollar Range of Fund Shares in all Funds Overseen or to be Overseen by the Nominee in Family of Investment Companies	none	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000

APPENDIX C

This Appendix sets forth the compensation received from the Funds by the Directors and total compensation each received from the Fund Complex during 2009.

	Joyce E. Heinzerling	Daniel S. Vandivort	Francis C. Oakley	David H. Porter	Paul Craig Roberts	Nancy-Beth Sheerr	Mitchell E. Appel
Value Line Aggressive Income Trust	$654.22	$712.38	$828.69	$654.22	$654.22	$654.22	None
Value Line Asset Allocation Fund, Inc.	$1,247.84	$1,358.77	$1,580.60	$1,247.84	$1,247.84	$1,247.84	None
Value Line U.S. Government Money Market Fund, Inc.	$3,577.16	$3,895.13	$4,531.07	$3,577.16	$3,577.16	$3,577.16	None
Value Line Centurion Fund, Inc.	$2,208.27	$2,404.55	$2,797.15	$2,208.27	$2,208.27	$2,208.27	None
Value Line Convertible Fund, Inc.	$439.39	$478.45	$556.53	$439.39	$439.39	$439.39	None
Value Line Emerging Opportunities Fund, Inc.	$9,616.36	$10,471.14	$12,180.72	$9,616.36	$9,616.36	$9,616.36	None
The Value Line Fund, Inc.	$1,628.46	$1,773.22	$2,062.70	$1,628.46	$1,628.46	$1,628.46	None
Value Line Income and Growth Fund, Inc.	$6,023.10	$6,558.50	$7,629.26	$6,023.10	$6,023.10	$6,023.10	None
Value Line Larger Companies Fund, Inc.	$3,572.11	$3,889.64	$4,524.68	$3,572.11	$3,572.11	$3,572.11	None
Value Line New York Tax Exempt Trust	$339.63	$369.79	$430.18	$339.63	$339.63	$339.63	None
Value Line Premier Growth Fund, Inc.	$5,840.32	$6,359.46	$7,397.75	$5,840.32	$5,840.32	$5,840.32	None
Value Line Strategic Asset Management Trust	$6,498.89	$7,076.57	$8,231.93	$6,498.89	$6,498.89	$6,498.89	None
The Value Line Tax Exempt Fund, Inc.	$1,620.77	$1,764.84	$2,052.99	$1,620.77	$1,620.77	$1,620.77	None
Value Line U.S. Government Securities Fund, Inc.	$1,733.48	$1,887.56	$2,195.75	$1,733.48	$1,733.48	$1,733.48	None
Total Compensation from Fund Complex	$45,000.00	$49,000.00	$57,000.00	$45,000.00	$45,000.00	$45,000.00	None

APPENDIX D

Quorum Requirements

FUND	QUORUM REQUIREMENT
Value Line Aggressive Income Trust	One-third
Value Line Asset Allocation Fund, Inc.	One-third
Value Line U.S. Government Money Market Fund, Inc.	Majority
Value Line Centurion Fund, Inc.	One-third
Value Line Convertible Fund, Inc.	One-third
Value Line Emerging Opportunities Fund, Inc.	One-third
The Value Line Fund, Inc.	Majority
Value Line Income and Growth Fund, Inc.	Majority
Value Line Larger Companies Fund, Inc.	Majority
Value Line New York Tax Exempt Trust	One-third
Value Line Premier Growth Fund, Inc.	Majority
Value Line Strategic Asset Management Trust	One-third
The Value Line Tax Exempt Fund, Inc.	One-third
Value Line U.S. Government Securities Fund, Inc.	Majority

APPENDIX E

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the [__] day of [_______] 2010, between [_______________________]1, a Massachusetts trust (hereinafter called “the Fund”), and EULAV ASSET MANAGEMENT, a Delaware statutory trust (hereinafter called “the Company”);

W I T N E S S E T H:

WHEREAS, the Fund desires to have the Company act as its investment adviser and provide it with investment research, advice, supervision and management; and

WHEREAS, the Company is willing to undertake the same upon the terms and conditions set forth.

NOW, THEREFORE, it is hereby agreed by and between the parties hereto as follows:

1.  Duties.  The Company shall provide the Fund with such investment research, data, advice and supervision as the latter may from time to time consider necessary for proper supervision of its funds.  The company shall act as manager and investment adviser of the Fund and, as such, shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased or sold by the Fund, and what portion of the assets of the Fund shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, to the Fund’s fundamental investment policies as in effect from time to time, and to the control and review by the Fund’s Board of Trustees.  The Company shall take, on behalf of the Fund, all actions which it deems necessary to carry into effect the investment policies determined as provided above, and to that end the Company may designate a person or persons who are to be authorized by the Fund as the representative or representatives of the Fund, to give instructions to the Custodian of the assets of the Fund as to deliveries of securities and payments of cash for the account of the Fund.

2.  Allocation of Charges and Expenses; Brokerage.  The Company shall furnish at its own expense all administrative services, office space, equipment and administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund.  The Company shall also provide persons satisfactory to the Fund’s Board of Trustees to act as officers and employees of the Fund and shall pay the salaries and wages of all officers and employees of the Fund who are also officers and employees of the Company or of an affiliated person (as defined in the Investment Company Act of 1940) other than the Fund.  All other costs and expenses not expressly assumed by the Company under this Agreement, or to be paid by the Distributor or Distributors of the shares of the Fund, shall be paid by the Fund, including (i) interest and taxes; (ii) brokerage commission and other costs in connection with the purchase or sale of securities; (iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its directors other than those affiliated with the Company; (v) legal and audit expenses; (vi) custodian and shareholder servicing agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto, including printing of stock certificates; (ix) fees and expenses incident to the registration under the Securities Act of 1933 or under any state securities laws of shares of the Fund for public sale and fees imposed on the Fund under the Investment Company Act of 1940; (x) expenses of printing and mailing prospectuses, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders; (xii) a pro rata shared, based on relative net asset value of the fund and other investment companies for which the Company also act as manager and investment adviser, of 50% of the fees or dues of the Investment Company Institute; (xiii) fees and expenses in connection with registration of the Fund or qualification of its shares under the securities laws of states and foreign jurisdictions and (xiv) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its officers and trustees with respect thereto.

1 This Form of Agreement is applicable to the Value Line Aggressive Income Trust, Value Line U.S. Government Money Market Fund, Inc., Value Line Centurion Fund, Inc., Value Line Convertible Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., Value Line New York Tax Exempt Trust, Value Line Premier Growth Fund, Inc., Value Line Strategic Asset Management Trust, The Value Line Tax Exempt Fund, Inc. (National Bond Portfolio), and Value Line U.S. Government Securities Fund, Inc.

The Company shall place purchase and sale orders for portfolio transactions of the Fund with brokers and/or dealers including, where permitted by law, the Fund’s Distributor or affiliates thereof or of the Company, which, in the judgment of the Company, are able to execute such orders as expeditiously as possible and at the best obtainable price.  Purchases and sales of securities which are not listed or traded on a securities exchange shall ordinarily be executed with primary market makers acting as principal except when it is determined that better prices and executions may otherwise be obtained, provided, that the Company may cause the Fund to pay a member of a securities exchange, broker or dealer an amount of commission for effecting a purchase or sale order for a portfolio transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction if the Company determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, dealer, viewed in terms of that particular transaction or the Company’s overall responsibilities.  As used herein, “brokerage and research services” shall have the same meaning as in Section 28(e)(3) of the Securities Exchange Act of 1934, as such Section may be amended from time to time, and any rules or regulations promulgated by the Securities and Exchange Commission.  It is understood that, consistent with the Company’s fiduciary duty to the Fund, it is the intent of this Agreement to allow the Company the widest discretion permitted by law in determining the manner and means by which portfolio securities transactions can be effected in the best interests of the Fund.

3.  Compensation.  a.  For its services and for the facilities to be furnished as provided herein, the Fund shall pay to the Company an advisory fee payable monthly, computed at the annual rate of [______] %, of the Fund’s average daily net assets during the year, pro rated for any portion of a year during which this Agreement is in effect.  For this purpose, the value of the Fund’s net assets shall be determined in the same manner as for the purchase and redemption of Fund shares as described in the Fund’s current Prospectus.

b.
If the Fund’s Distributor receives fees in connection with the tender of portfolio securities of the Fund, the gross amount of the advisory fee computed in accordance with the preceding paragraph 3(a) shall be reduced by the amount of tender fees received; if the amount of such tender fees exceeds the amount of advisory fees computed in accordance with paragraph 3(a), the excess shall be paid by the Company to the Fund.

c.
In the event that the total expenses of the Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds in any fiscal year the lowest applicable percentage limitation prescribed by any state in which shares of the Fund are sold, the compensation of the Company, computed in accordance with the preceding two paragraphs 3(a) and 3(b), shall be reduced by the amount of such excess.

4.  Duration and Termination of Agreement.  This Agreement shall become effective on the date set forth above and will continue in effect for an initial period of two years from the date hereof.  Thereafter this Agreement shall continue in effect for successive periods of one year each only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act of 1940.  This Agreement may be terminated on sixty days written notice by either party.  This Agreement shall terminate automatically in the event of its assignment as defined in the Investment Company Act of 1940.

5.  Name of Fund.  The Company consents to the use by the Fund of the name “Value Line [______]” so long, and only so long, as this Agreement (or any agreement with any organization which has succeeded to the business of the Company) or any extension, renewal or amendment thereof, remains in effect.  The Fund agrees that if and when no such agreement is in effect, (a) it will cease to use said name or any name indicating or suggesting that the Fund is advised by or otherwise connected with the Company and (b) it will not thereafter refer to the former association between the Company and the Fund.

6.  Company May Act for Others.  Nothing herein contained shall limit the freedom of the Company or any affiliated person of the Company to render investment supervisory or corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, and to engage in other business activities.

7.  Amendment of Agreement.  This Agreement may not be amended except pursuant to a direction given by the vote of the holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund.

8.  Liability.  The Company shall not be liable for any error of judgment, or mistake of law, or any loss suffered by the Fund, in connection with the matters to which this Agreement relates, except for loss resulting in the performance of its duties or from reckless disregard by the Company of its obligations and duties hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

[________________________________________________]

By

EULAV ASSET MANAGEMENT

By

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the [__] day of [_______] 2010, between [____________________________]2 a Maryland corporation (hereinafter called “the Fund”), and EULAV ASSET MANAGEMENT, a Delaware statutory trust (hereinafter called “the Company”);

W I T N E S S E T H:

WHEREAS, the Fund desires to have the Company act as its investment adviser and provide it with investment research, advice, supervision and management; and

WHEREAS, the Company is willing to undertake the same upon the terms and conditions set forth herein.

NOW, THEREFORE, it is hereby agreed by and between the parties hereto as follows:

1.  Duties.  The Company shall provide the Fund with such investment research, data advice and supervision as the latter may from time to time consider necessary for proper supervision of its funds.  The Company shall act as manager and investment adviser of the Fund and, as such, shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased or sold by the Fund, and what portion of the assets of the Fund shall be held uninvested, subject always to the provisions of the Fund’s Articles of Incorporation and By-Laws, to the Fund’s fundamental investment policies as in effect from time to time, and to the control and review by the Fund’s Board of Directors.  The Company shall take, on behalf of the Fund, all actions which it deems necessary to carry into effect the investment, policies determined as provided above, and to that end the Company may designate a person or persons who are to be authorized by the Fund as the representative or representatives of the Fund, to give instructions to the Custodian of the assets of the Fund as to deliveries of securities and payments of cash for the account of the Fund.

2.  Allocation of Charges and Expenses; Brokerage.  The Company shall furnish at its own expense all administrative services, office space, equipment and administrative and clerical personnel necessary for managing the affairs of the Fund.  The Company shall also provide persons satisfactory to the Fund’s Board of Directors to act as officers and employees of the Fund and shall pay the salaries and wages of all officers and employees of the Fund who are also officers and employees of the Company or of an affiliated person (as defined in the Investment Company Act of 1940) other than the Fund.  All other costs and expenses not expressly assumed by the Company under this Agreement, or to be paid by the Distributor or Distributors of the shares of the Fund, shall be paid by the Fund, including (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities; (iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its directors other than those affiliated with the Company; (v) legal, audit and fund accounting expenses; (vi) custodian and shareholder servicing agent fees and expenses; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto, including printing of stock certificates; (ix) fees and expenses incident to the registration under the Securities Act of 1933 or under any state securities laws of shares of the Fund for public sale and fees imposed on the Fund under the Investment Company Act of 1940; (x) expenses of printing and mailing prospectuses, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders; (xii) a pro rata share, based on relative net asset value of the Fund and other investment companies for which the Company also acts as manager and investment adviser, of 50% of the fees or dues of the Investment Company Institute; (xiii) fees and expenses in connection with registration of the Fund or qualification of its shares under the securities laws of states and foreign jurisdictions and (xiv) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

2 This Form of Agreement is applicable to the Value Line Asset Allocation Fund, Inc. and the Value Line Emerging Opportunities Fund, Inc.

The Company shall place purchase and sale orders for portfolio transactions of the Fund with brokers and/or dealers including, where permitted by law, the Fund’s Distributor or affiliates thereof or of the Company, which, in the judgment of the Company, are able to execute such orders as expeditiously as possible and at the best obtainable price.  Purchases and sales of securities which are not listed or traded on a securities exchange shall ordinarily be executed with primary market makers acting as principal except when it is determined that better prices and executions may otherwise be obtained, provided, that the Company may cause the Fund to pay a member of a securities exchange, broker or dealer an amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction if the Company determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Company’s overall responsibilities.  As used herein, “brokerage and research services” shall have the same meaning as in Section 28 (e) (3) of the Securities Exchange Act of 1934, as such Section may be amended from time to time, and any rules or regulations promulgated thereunder by the Securities and Exchange Commission.  It is understood that, consistent with the Company’s fiduciary duty to the Fund, it is the intent of this Agreement to allow the Company the widest discretion permitted by law in determining the manner and means by which portfolio securities’ transactions can be affected in the best interests of the Fund.

3.  Compensation.  (a)  For its services and for the facilities to be furnished as provided herein, the Fund shall pay to the Company an advisory fee payable monthly, computed at the annual rate of [_____]% of the Fund’s average daily net assets during the year, pro rated for any portion of a year during which the Agreement is in effect.  For this purpose, the value of the Fund’s net assets shall be determined in the same manner as for the purchase and redemption of Fund shares as described in the Fund’s current Prospectus.

a.
If the Fund’s Distributor receives fees in connection with the tender of portfolio securities of the Fund, the gross amount of the advisory fee computed in accordance with the preceding paragraph 3(a) shall be reduced by the amount of tender fees received; if the amount of such tender fees exceeds the amount’ of advisory fees computed in accordance with paragraph 3(a), the excess shall be paid by the Company to the Fund.

b.
In the event that the total expenses of the Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds in any fiscal year the lowest applicable percentage limitation prescribed by any state in which shares of the Fund are sold, the compensation of the Company, computed in accordance with the preceding two paragraphs 3(a) and 3(b) , shall be reduced by the amount of such excess.

4.  Duration and Termination of Agreement.  This Agreement shall become effective on the date set forth above and will continue in effect for an initial period of two years from the date hereof.  Thereafter this Agreement shall continue in effect for successive periods of one year each only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act of 1940.  This Agreement may be terminated on sixty days written notice by either party.  This Agreement shall terminate automatically in the event of its assignment as defined in the Investment Company Act of 1940.

5.  Name of Fund.  The Company consents to the use by the Fund of the name “Value Line [_____________]” so long, and only so long, as this Agreement (or any agreement with any/organization which has succeeded to the business of the Company) or any extension, renewal or amendment thereof, remains in effect.  The Fund agrees that if and when no such agreement is in effect, (a) it will cease to use said name or any name indicating or suggesting that the Fund is advised by or otherwise connected with the Company and (b) it will not thereafter refer to the former association between the Company and the Fund.

6.  Company May Act for Others.  Nothing herein contained shall limit the freedom of the Company or any affiliated person of the Company to render investment supervisory or corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, and to engage in other business activities.

7.  Amendment of Agreement.  This Agreement may not be amended except pursuant to a direction given by the vote of the holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund.

8.  Liability.  The Company shall not be liable for any error of judgment, or mistake of law, or any loss suffered by the Fund, in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith or gross negligence of the Company in the performance of its duties or from reckless disregard by the Company of its obligations and duties hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

VALUE LINE [________________________________________]

By:

EULAV ASSET MANAGEMENT

By:

APPENDIX F

FACTORS CONSIDERED BY THE BOARD IN APPROVING CURRENT INVESTMENT
ADVISORY AGREEMENTS [These are the Factors for the Convertible Fund.  The Factors for the
remaining Funds will be added prior to mailing.]

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE CONVERTIBLE FUND

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not interested persons of Value Line Convertible Fund (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, EULAV Asset Management, LLC (the “Adviser”).  As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.  At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser.  In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on:  (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional convertible securities funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement.  In a separate executive session, the Independent Directors reviewed information, which included data comparing:  (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 11 other retail front-end load and no-load convertible securities funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load convertible securities funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).  In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale.  In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.  The Independent Directors also requested and reviewed information provided by the Adviser relating to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc.1, the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), Value Line, Inc., and two former directors and officers of Value Line, Inc.  Value Line, Inc. informed the Board that it and the Adviser continue to have adequate liquid assets, and that the resolution of this matter did not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

1 On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc.  No other change was made to the Distributor’s organization, including its operations and personnel.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement.  However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index.  The Board noted that the Fund’s performance was below the performance of both the Performance Universe average and the Lipper Index for the one-year, three-year, five-year and ten-year periods ended December 31, 2009.

The Adviser’s Personnel and Methods.  The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies.  The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations.  The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses.  The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages.  The Board noted that the Adviser and the Board previously agreed that the Adviser would contractually waive a portion of the Fund’s management fee, thereby reducing the management fee rate from 0.75% to 0.625% of the Fund’s average daily net assets for the one-year period ending August 31, 2010.  The Adviser and the Board have currently agreed to extend this contractual fee waiver through August 31, 2011.  Such waiver can not be changed without the Board’s approval during the contractual waiver period.  The Board noted that, for the most recent fiscal year, the Fund’s management fee rate after giving effect to the contractual management fee waiver was higher than that of both the Expense Group average and the Expense Universe average.  The Board viewed favorably the Adviser’s decision to invest its assets in a portfolio analytical system which would further support the Fund’s management team as well as the Adviser’s increased emphasis on seeking to improve the Fund’s performance while noting the Fund’s small asset size.  The Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages.  The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.10% of the Fund’s average daily net assets for the one-year period ending August 31, 2010.  The Distributor and the Board have currently agreed to extend this contractual 12b-1 fee waiver through August 31, 2011.  Such waiver can not be changed without the Board’s approval during the contractual waiver period.  While noting that the Fund’s total expense ratio after giving effect to these waivers was higher than that of the Expense Group average and the Expense Universe average, the Board viewed favorably other steps recently undertaken by the Adviser to reduce the Fund’s expense ratio, including a renegotiation of the fees charged by the Fund’s transfer agent (which expense reductions were not reflected in the comparative materials).  The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Nature and Quality of Other Services.  The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor.  At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor.  The Board viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website.  The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers.  Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability.  The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years.  These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor.  The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits.  The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale.  The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates.  In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Fund.

Conclusion.  The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Fund’s investment adviser.  Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s Agreement is fair and reasonable and voted to approve the continuation of the Agreement for another year.

APPENDIX G

INVESTMENT ADVISORY AGREEMENTS – DATES, APPROVALS, AND FEES

Fund	Current and Proposed Advisory Fee Rate	Current and Proposed Fee Rate After Waiver	Date of Current Advisory Agreement	Date Last Approved by Directors	Date Last Approved by Shareholders	Purpose of Last Shareholder Approval
Value Line Aggressive Income Trust	0.75% of first $100 million; 0.50% of amounts over $100 million	0.55% of first $100 million	August 10, 1988	March 10, 2010	April 27, 1988	*
Value Line Asset Allocation Fund, Inc.	0.65%	N/A	July 8, 1993	March 10, 2010	July 1993	Initial Approval
Value Line U.S. Government Money Market Fund, Inc.	0.40%	N/A	August 10, 1988	March 10, 2010	April 27, 1988	*
Value Line Centurion Fund, Inc.	0.50%	N/A	August 10, 1988	March 10, 2010	April 27, 1988	*
Value Line Convertible Fund, Inc.	0.75%	0.625%	August 10, 1988	March 10, 2010	April 27, 1988	*
Value Line Emerging Opportunities Fund, Inc.	0.75%	N/A	June 1, 1993	March 10, 2010	March 24, 1993	Initial Approval
The Value Line Fund, Inc.	0.70% of first $100 million; 0.65% of amounts over $100 million	0.60% of first $100 million; 0.50% of amounts over $100 million	September 26, 1991	March 10, 2010	September 26, 1991	New Agreement
Value Line Income and Growth Fund, Inc.	0.70% of first $100 million; 0.65% of amounts over $100 million	N/A	February 25, 1992	March 10, 2010	February 25, 1992	New Agreement
Value Line Larger Companies Fund, Inc.	0.75%	N/A	August 10, 1988	March 10, 2010	April 27, 1988	*
Value Line New York Tax Exempt Trust	0.60%	0.375%	August 10, 1988	March 10, 2010	April 27, 1988	*

Fund	Current and Proposed Advisory Fee Rate	Current and Proposed Fee Rate After Waiver	Date of Current Advisory Agreement	Date Last Approved by Directors	Date Last Approved by Shareholders	Purpose of Last Shareholder Approval
Value Line Premier Growth Fund, Inc.	0.75%	N/A	August 10, 1988	March 10, 2010	April 27, 1988	*
Value Line Strategic Asset Management Trust	0.50%	N/A	August 10, 1988	March 10, 2010	April 27, 1988	*
The Value Line Tax Exempt Fund, Inc.	0.50%	N/A	August 10, 1988	March 10, 2010	April 27, 1988	*
Value Line U.S. Government Securities Fund, Inc.	0.50%	N/A	August 10, 1988	March 10, 2010	April 27, 1988	*

*Approval of new advisory agreement as a result of a change of control of the Fund’s adviser.

APPENDIX H

Advisory and Other Fees Paid by the Funds to EULAV and Affiliates

The table below sets forth the aggregate amount of the investment advisory fees paid by each Fund to EULAV, the aggregate amount of any other material payments by such Fund to EULAV, the Distributor and/or their affiliates and the purpose of any such payments for 2009.

Fund	Investment Advisory Fee (net of waivers and/or offsetting credits)	Other Material Payments	Purpose of Other Material Payments
Value Line Aggressive Income Trust	$136,922	$51,012	Sales Agent 12b-1 fees
Value Line Asset Allocation Fund, Inc.	$433,080	$111,196	Sales Agent 12b-1 fees
Value Line U.S. Government Money Market Fund, Inc.	$274,441	$0
Value Line Centurion Fund, Inc.	$587,579	$294,734	Sales Agent 12b-1 fees
Value Line Convertible Fund, Inc.	$144,401	$23,105	Sales Agent 12b-1 fees
Value Line Emerging Opportunities Fund, Inc.	$3,892,220	$1.297,406	Sales Agent 12b-1 fees
The Value Line Fund, Inc.	$550,811	$0
Value Line Income and Growth Fund, Inc.	$2,113,618	$659,463	Sales Agent 12b-1 fees
Value Line Larger Companies Fund, Inc.	$1,423,453	$0
Value Line New York Tax Exempt Trust	$66,611	$0
Value Line Premier Growth Fund, Inc.	$2,323,094	$774,365	Sales Agent 12b-1 fees
Value Line Strategic Asset Management Trust	$1,728,120	$864,059	Sales Agent 12b-1 fees
The Value Line Tax Exempt Fund, Inc.	$424,098	$0
Value Line U.S. Government Securities Fund, Inc.	$453,518	$0

APPENDIX I

Share Ownership of Certain Beneficial Owners

As of July 31, 2010 the shareholders identified below were known by the Fund to own, beneficially or of record, more than 5% of any class of outstanding shares of a Fund.

Fund Name	Name and Address of Owner	Shares	Percent of Ownership
Value Line Aggressive Income Trust	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104 National Financial Services 200 Liberty Street 4th Floor New York, NY 10281 TD Ameritrade PO Box 2226 Omaha, NE 68103	957,296 715,888 490,032	13.01% 9.73% 6.66%
Value Line Asset Allocation Fund, Inc.	National Financial Services 200 Liberty Street 4th Floor New York, NY 10281 Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	582,868 422,054	18.59% 13.46%
Value Line U.S. Government Money Market Fund, Inc.	Reliance Trust Co., Trustee 1100 Abernathy Road 500 North Park Building Ste 400 Atlanta, GA 30328 Value Line Publishing 220 East 42nd Street New York, NY 10017	13,016,000 6,893,370	10.85% 5.75%
Value Line Centurion Fund, Inc.	Guardian Insurance	Beneficial for Contract Holders	100%
Value Line Convertible Fund, Inc.	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104 National Financial Services 200 Liberty Street 4th Floor New York, NY 10281	271,641 149,578	12.84% 7.07%

Fund Name	Name and Address of Owner	Nature of Ownership / Shares	Percent of Ownership
Value Line Emerging Opportunities Fund, Inc.	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104 National Financial Services 200 Liberty Street 4th Floor New York, NY 10281	6,826,669 1,652,571	55.44% 13.42%
The Value Line Fund, Inc.	n/a	n/a
Value Line Income and Growth Fund, Inc.	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104 National Financial Services 200 Liberty Street 4th Floor New York, NY 10281	7,872,061 5,711,413	18.41% 13.36%
Value Line Larger Companies Fund, Inc.	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	1,102,641	9.21%
Value Line New York Tax Exempt Trust	n/a	n/a
Value Line Premier Growth Fund, Inc.	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104 National Financial Services 200 Liberty Street 4th Floor New York, NY 10281	3,702,418 2,021,069	28.98% 15.82%
Value Line Strategic Asset Management Trust	Guardian Insurance	Beneficial for Contract Holders	100%
The Value Line Tax Exempt Fund, Inc.	National Financial Services 200 Liberty Street 4th Floor New York, NY 10281	560,291	6.49%
Value Line U.S. Government Securities Fund, Inc.	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	513,393	7.18%

APPENDIX J

NAME AND PRINCIPAL OCCUPATION OF DIRECTORS AND
PRINCIPAL EXECUTIVE OFFICERS OF EULAV

The following table provides the names of the Directors and Principal Officers of EULAV and their principal occupation and position(s) with the Funds. The address of each Director and Principal Officer listed below is c/o EULAV Asset Management, LLC, 220 East 42nd Street, New York, NY 10017.

Name	Principal Occupation	Position(s) with the Funds, if any
Mitchell E. Appel
President of each of the Funds since June 2008; Chief Financial Officer of VLI since April 2008 and from September 2005 to November 2007 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.
President
Howard A. Brecher
Vice President and Secretary of each of the 14 Value Line Funds since 2008; Secretary of VLI until January 2010; Chief Legal Officer and Director of VLI; Acting Chairman and Acting CEO of VLI since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc., the parent company of VLI.
Vice President and Secretary
Mark Marrone	Chief Compliance Officer	-

APPENDIX K

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees Paid to Independent Registered Public
Accounting Firms.  The Fund, the Adviser, and the Adviser Affiliates did not pay any fees to Independent
Registered Public Accounting Firms for non-audit services.

Audit Fees and Audit Related Fees

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Value Line Aggressive Income Trust	01/31	$14,906	$8,917	$0	$0
Value Line Asset Allocation Fund, Inc.	03/31	$10,035	$24,702	$0	$0
Value Line U.S. Government Money Market Fund, Inc.	12/31	$34,464	$39,093	$0	$0
Value Line Centurion Fund, Inc.	12/31	$25,776	$54,691	$0	$0
Value Line Convertible Fund, Inc.	04/30	$25,555	$30,339	$0	$0
Value Line Emerging Opportunities Fund, Inc.	03/31	$50,583	$174,619	$0	$0
The Value Line Fund, Inc.	12/31	$15,777	$34,520	$0	$0
Value Line Income and Growth Fund, Inc.	12/31	$42,264	$81,704	$0	$0
Value Line Larger Companies Fund, Inc.	12/31	$17,779	$57,321	$0	$0
Value Line New York Tax Exempt Trust	01/31	$10,342	$5,425	$0	$0
Value Line Premier Growth Fund, Inc.	12/31	$41,537	$104,448	$0	$0
Value Line Strategic Asset Management Trust	12/31	$46,900	$118,966	$0	$0
The Value Line Tax Exempt Fund, Inc.	02/28	$4,898	$0	$0	$0
Value Line U.S. Government Securities Fund, Inc.	08/31	$29,783	$21,657	$0	$0

Tax Fees and All Other Fees

		Tax Fees1		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Value Line Aggressive Income Trust	01/31	$5,559	$505	$0	$0
Value Line Asset Allocation Fund, Inc.	03/31	$13,709	$890	$0	$0
Value Line U.S. Government Money Market Fund, Inc.	12/31	$30,192	$856	$0	$0
Value Line Centurion Fund, Inc.	12/31	$20,517	$881	$0	$0
Value Line Convertible Fund, Inc.	04/30	$5,133	$900	$0	$0
Value Line Emerging Opportunities Fund, Inc.	03/31	$98,692	$868	$0	$0
The Value Line Fund, Inc.	12/31	$15,277	$877	$0	$0
Value Line Income and Growth Fund, Inc.	12/31	$47,908	$830	$0	$0
Value Line Larger Companies Fund, Inc.	12/31	$29,945	$851	$0	$0
Value Line New York Tax Exempt Trust	01/31	$3,320	$597	$0	$0
Value Line Premier Growth Fund, Inc.	12/31	$50,040	$861	$0	$0
Value Line Strategic Asset Management Trust	12/31	$54,512	$600	$0	$0
The Value Line Tax Exempt Fund, Inc.	02/28	$14,629	$872	$0	$0
Value Line U.S. Government Securities Fund, Inc.	08/31	$900	$1,577	$0	$0

1 Tax fees include Independent Registered Public Accounting Firms and State Street Bank.

PROXY CARD

Value Line Aggressive Income Trust
Value Line Asset Allocation Fund, Inc.
Value Line U.S. Government Money Market Fund, Inc.
Value Line Centurion Fund, Inc.
Value Line Convertible Fund, Inc.
Value Line Emerging Opportunities Fund, Inc.
The Value Line Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Larger Companies Fund, Inc.
Value Line New York Tax Exempt Trust
Value Line Premier Growth Fund, Inc.
Value Line Strategic Asset Management Trust
The Value Line Tax Exempt Fund, Inc.
Value Line U.S. Government Securities Fund, Inc.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
To be held October 15, 2010

I (We), having received notice of the Special Meeting of Shareholders (the “Meeting”) of the Value Line Mutual Funds noted above (the “Funds” and each individually a “Fund”) and the accompanying Proxy Statement therefore, and revoking all prior proxies, hereby appoint Mitchell E. Appel, Howard A. Brecher, and Emily D. Washington (the “Named Proxies”), and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of my (our) Fund to be held on October 15, 2010, at 2:00 p.m. (Eastern Time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 399 Park Avenue, New York, New York 10022, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

The shares represented by this proxy will be voted in accordance with my (our) instructions as given on the reverse side with respect to each Proposal.  If this proxy is executed but no instruction is given, I (we) understand that the Named Proxies will vote my (our) shares in favor of each Proposal.  The Named Proxies are authorized to vote on any other business that may properly come before the Meeting in their discretion.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]
NOTE: Please be sure that you complete, sign and date your proxy card. In signing, please write your name(s) exactly as it (they) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Proxies being signed by or on behalf of corporate shareholders should be signed in full corporate name by an authorized officer. Joint owners should each sign personally.

	Signature	Date
	Signature(if held jointly)	Date
Title if a corporation, partnership or other entity

Ù FOLD HERE Ù

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES
(THE “BOARD”) OF YOUR FUND.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:
Log on to [www._______]. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2.	Touchtone Phone:	Dial toll-free [_______] and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit

3.	Mail:	Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the Proposals or completing this proxy card, please call the Proxy Solicitation Firm [(toll-free) at [_______]. Representatives are available Monday through Friday, 9:00 a.m.-10:00 p.m. (Eastern Time)].

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

Value Line Aggressive Income Trust
Value Line Asset Allocation Fund, Inc.
Value Line U.S. Government Money Market Fund, Inc.
Value Line Centurion Fund, Inc.
Value Line Convertible Fund, Inc.
Value Line Emerging Opportunities Fund, Inc.
The Value Line Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Larger Companies Fund, Inc.
Value Line New York Tax Exempt Trust
Value Line Premier Growth Fund, Inc.
Value Line Strategic Asset Management Trust
The Value Line Tax Exempt Fund, Inc.
Value Line U.S. Government Securities Fund, Inc.

THE BOARD (INCLUDING ALL OF THE INDEPENDENT DIRECTORS) RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH OF THE FOLLOWING PROPOSALS:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ■

PROPOSALS:

To elect three nominees for Directors, as named in the Proxy Statement, of each Fund, each of whom will serve until he or she resigns, is removed, dies or becomes incapacitated

The nominees for Directors are:

		FOR	WITHHOLD
1	Joyce E. Heinzerling	☐	☐
2	Mitchell E. Appel	☐	☐
3	Daniel S. Vandivort	☐	☐

To approve a new investment advisory agreement between each Fund and EULAV Asset Management

FOR	AGAINST	ABSTAIN

☐	☐	☐

If you plan to attend the Meeting please check this box:               ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE VOTE NOW.

“Scanner Bar Code”

TAG ID:	CUSIP: